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                       U.S. SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                           ---------------------------------


                                       FORM 8-K
                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934








Date of report (Date of earliest event reported)   July 30, 1997
                                                   ---------------------------


                          IMPRINT RECORDS, INC.
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                (Exact Name of Registrant as Specified in Its Charter)



    TENNESSEE                         0-26120              62-1587889
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(State or Other Jurisdiction of   (Commission         (I.R.S. Employer
 Incorporation or Organization)   File Number)        Identification Number)



 Cummins Station, 209 10th Avenue South, Suite 500, Nashville, TN  37203
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                       (Address of Principal Executive Offices)


                                (615) 244-9585
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                 (Registrant's Telephone Number, Including Area Code)


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           (Former Name, Former Address and Former Fiscal Year, if Changed
                                  Since Last Report)



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ITEM 5 - OTHER EVENTS

         At the beginning of July, 1997, the Company announced the launch of Imprint Entertainment, a new division that will focus on television, film and multimedia development, production and distribution. Management of the Company has made the decision to suspend its operations in the Country music recording industry, which thus far have been unsuccessful, and to shift the Company's resources to Imprint Entertainment's activities. See Exhibit 1 hereto for a copy of a letter distributed to any stockholders contacting the Company for information regarding the Company's plans with respect to the above, and Exhibit 2 hereto for a copy of a press release disseminated by the Company earlier this month with respect to the above (a copy of this press release, as well as a copy of the Company's quarterly report on Form 10-QSB for the quarter ended April 30, 1997, is also provided to any stockholder contacting the Company for information).







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                                      SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       IMPRINT RECORDS, INC.



DATE:  July 30, 1997                   By:  /s/Roy W. Wunsch
                                            ----------------------------------
                                            Roy W. Wunsch, Chairman
                                            and Chief Executive Officer


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                                    EXHIBIT INDEX

                                                                          PAGE

Exhibit 1     Letter to Stockholders
              of Imprint Records                                             5
              dated July 7, 1997

Exhibit 2     Press Release of Imprint                                       7
              Records dated July 2, 1997





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